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                                      OFFICE OF THE UNITED STATES TRUSTEE
                                                 EXHIBIT 99.6

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In re: FIRST ALLIANCE MORTGAGE COMPANY, a California                    DEBTOR IN POSSESSION INTERIM STATEMENT
Corporation, Debtor                                                     Statement Number:    18
                                                                        For the period FROM: 9/01/01
Chapter 11 case No: SA00-12370-LR                                                        TO: 9/30/01
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

                                                     General         Payroll             Tax
                                                   Account (1)     Account (2)       Account (3)
 CASH ACTIVITY ANALYSIS (Cash Basis Only)        ---------------  ---------------  ---------------
 A.    Total Receipts per all Prior Interim
       Statements                                $66,889,325.80    $3,165,577.84    $1,612,140.48
                                                 ---------------  ---------------  ---------------
 B.    Less: Total Disbursements per all Prior
       Statements                                $67,435,238.66    $3,203,658.06    $1,612,140.48
                                                 ---------------  ---------------  ---------------
 C.    Beginning Balance (A less B)                ($545,912.86)     ($38,080.22)           $0.00
                                                 ---------------  ---------------  ---------------
 D.    Receipts during Current Period
       (Attach Separate Listing if Necessary)
       Description
       -----------
       Deposits                                      $13,052.07
       Incoming wires
       Transfers from trust account                 $550,367.51
       ZBT from FACO DIP General                    $677,483.36      $176,131.54      $137,842.33
       Dividends received from First Alliance
         Portfolio Services                       $1,546,962.96
                                                 ---------------  ---------------  ---------------
       TOTAL RECEIPTS THIS PERIOD:                $2,787,865.90      $176,131.54      $137,842.33
                                                 ---------------  ---------------  ---------------
 E.    Balance Available (C plus D)               $2,241,953.04      $138,051.32      $137,842.33
                                                 ---------------  ---------------  ---------------
 F.    Less: Disbursements during Current Period
       (Attach Separate Listing if Necessary)
       Date       Check No  Payee/Purpose
       ----       --------  -------------
       Checks issued                                $649,253.00      $169,294.38
       Transfers to trust account                     $2,826.54
       ZBT to FACO DIP General                    $2,045,208.38
       Outgoing wires
       Payroll taxes                                                                  $137,842.33
                                                 ---------------  ---------------  ---------------
       TOTAL DISBURSEMENTS THIS PERIOD:           $2,697,287.92      $169,294.38      $137,842.33
                                                 ---------------  ---------------  ---------------
 G.         Ending Balance (E less F)
                - SEE NOTE (A) BELOW               ($455,334.88)     ($31,243.06)           $0.00
                                                 ===============  ===============  ===============
 H.    (1)  General Account:
              (a)  Depository Name and Location   Comerica Bank - California,  Costa Mesa, CA
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:                1891244848
                                                  ----------------------------------------------------------------------------------
       (2)  Payroll Account:
              (a)  Depository Name and Location   Comerica Bank - California,  Costa Mesa, CA
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:                1891244855
                                                  ----------------------------------------------------------------------------------
       (3)  Tax Account:
              (a)  Depository Name and Location   Comerica Bank - California,  Costa Mesa, CA
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:                1891244863
                                                  ----------------------------------------------------------------------------------

 I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):

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       NOTE(A)      The indicated ending balance represents outstanding checks.  As noted in the Centralized Cash Management
                    System motion filed with the court, such outstanding checks will be covered through a zero balance transfer from the Company's parent company, First Alliance Corporation.
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I, Joel Blitzman, Vice President and Controller, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim
Statement is true and complete to the best of my knowledge.



Dated: October 10, 2001       /S/ Joel Blitzman, Vice President and Controller
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                              Debtor in Possession